UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

BLUE WORLD ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41256	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

244 Fifth Avenue, Suite B-88
New York, NY 10001

(Address of principal executive offices)

(646) 998-9582

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant, each whole warrant to acquire one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	BWAQU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	BWAQ	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	BWAQW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Class A Ordinary Share	BWAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 1, 2024 (the “Closing Date”), Blue World Acquisition Corporation, a Cayman Islands exempted company (“BWAQ”), consummated the previously announced business combination pursuant to the Agreement and Plan of Merger, dated as of August 10, 2023 (as amended on December 6, 2023, February 6, 2024 and February 29, 2024, the “Business Combination Agreement”), by and among (i) BWAQ, (ii) TOYO Co., Ltd, a Cayman Islands exempted company (“TOYO” or “PubCo”), (iii) Vietnam Sunergy Cell Company Limited, a Vietnamese company and wholly-owned subsidiary of TOYO (“TOYO Solar”), (iv) TOYOone Limited, a Cayman Islands exempted company and wholly-owned subsidiary of TOYO (“Merger Sub”), (v) TOPTOYO INVESTMENT PTE. LTD., a Singapore private company limited by shares (“SinCo,” together with TOYO, Merger Sub and TOYO Solar, the “Group Companies,” or each individually, a “Group Company”), (vi) Vietnam Sunergy Joint Stock Company, a Vietnam joint stock company (“VSUN”), (vii) Fuji Solar Co., Ltd, a Japanese company (“Fuji Solar”), (viii) WA Global Corporation, a Cayman Islands exempted company (“WAG”), (ix) Belta Technology Company Limited, a Cayman Islands exempted company (“Belta”), and (x) BestToYo Technology Company Limited, a Cayman Islands exempted company (“BestToYo”).

Pursuant to the Business Combination Agreement, (a) the Group Companies, VSUN, Fuji Solar, WAG, Belta and BestToYo shall consummate a series of transactions involving the Group Companies, including (A) TOYO acquiring one hundred percent (100%) of the issued and paid-up share capital of SinCo from Fuji Solar at an aggregate consideration of SGD1.00 (such transaction, the “Share Exchange”), and (B) SinCo acquiring one hundred percent (100%) of the issued and outstanding shares of capital stock of TOYO Solar from VSUN at an aggregate consideration of no less than $50,000,000 (the “SinCo Acquisition,” and together with the Share Exchange, the “Pre-Merger Reorganization”), as a result of which (i) SinCo shall become a wholly-owned subsidiary of TOYO, (ii) TOYO Solar shall become a wholly-owned subsidiary of SinCo; and (iii) immediately prior to the closing of the SinCo Acquisition, WAG, Belta and BestToYo shall hold an aggregate of 41,000,000 ordinary shares of TOYO, par value $0.0001 per share (such ordinary shares, “PubCo Ordinary Shares”), representing all issued and outstanding share capital of TOYO, and (b) following the consummation of the Pre-Merger Reorganization, BWAQ shall merge with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”), as a result of which, among other things, all of the issued and outstanding securities of BWAQ immediately prior to the filing of the plan of merger with respect to the Merger (the “Plan of Merger”) to the Registrar of Companies of the Cayman Islands, or such later time as may be specified in the Plan of Merger (the “Merger Effective Time”) shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holders thereof to receive substantially equivalent securities of PubCo, in each case, upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of the Companies Act (Revised) of the Cayman Islands and other applicable laws. The Merger, the Pre-Merger Reorganization and each of the other transactions contemplated by the Business Combination Agreement or any of the other relevant Transaction Documents (as defined in the Business Combination Agreement) are collectively referred to as “Business Combination.”

At the Merger Effective Time, (a) each of BWAQ’s units, each consisting of (i) one Class A ordinary share of BWAQ, par value $0.0001 per share (“BWAQ Class A Ordinary Share”), (ii) one-half of one BWAQ warrant of which one whole warrant entitling the holder thereof to purchase one BWAQ Class A Ordinary Share at a purchase price of $11.50 per share (“BWAQ Warrant”), and (iii) one right of BWAQ, each convertible into one-tenth of one BWAQ Class A Ordinary Share (“BWAQ Right”) outstanding immediately prior to the Merger Effective Time (to the extent not already separated) was separated into one BWAQ Class A Ordinary Share and one-half of one BWAQ Warrant of which one whole warrant entitling the holder thereof to purchase one BWAQ Class A Ordinary Share at a purchase price of $11.50 per share, and one right of BWAQ (the “Unit Separation”); (b) immediately following the Unit Separation, (i) each issued and outstanding BWAQ Warrant was converted into one warrant of the Company (“Warrant”) to purchase one Ordinary Share, (ii) each outstanding BWAQ Right outstanding was cancelled in exchange for one-tenth of one BWAQ Class A Ordinary Share, (iii) each BWAQ Class B ordinary share, par value US$0.0001 per share issued and outstanding immediately prior to the Merger Effective Time, was automatically converted into one BWAQ Class A Ordinary Share, and (iv) each BWAQ Class A Ordinary Share issued and outstanding immediately prior to the Merger Effective Time, was cancelled in exchange for the right to receive one newly issued PubCo Ordinary Share.

On July 2, 2024, PubCo Ordinary Shares commenced trading on the Nasdaq Stock Market (“Nasdaq”) under the symbol “TOYO.”

The foregoing summary of the material terms of the Business Combination Agreement are further described in BWAQ’s definitive proxy statement dated May 10, 2024, filed with the Securities and Exchange Commission (“SEC”) on May 10, 2024.

Item 1.01. Entry into a Material Definitive Agreement.

On July 1, 2024, BWAQ, PubCo and Continental Stock Transfer & Trust Company (“CST”) entered into an assignment, assumption and amended & restated warrant agreement (the “Warrant Assumption Agreement”), which amends that certain Warrant Agreement, dated as of January 31, 2022, by and between BWAQ and CST (the “Existing Warrant Agreement”), pursuant to which (a) BWAQ assigned to PubCo, and PubCo will assume, all of BWAQ’s right, title and interest in and to the Existing Warrant Agreement, and (b) each whole BWAQ warrant were modified to no longer entitle the holder to purchase ordinary shares of BWAQ and instead acquire an equal number of PubCo Ordinary Shares per BWAQ warrant, subject to adjustment as described therein.

A copy of the Warrant Assumption Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Warrant Assumption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant Assumption Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of BWAQ were terminated in accordance with their terms:

(i)	Investment Management Trust Agreement, dated as of January 31, 2022, as amended on May 2, 2023, June 30, 2023, January 26, 2024 and March 26, 2024, between BWAQ and CST, as trustee, pursuant to which CST invested the proceeds of BWAQ’s initial public offering in a trust account and the funds of such account were used to make payments to redeeming shareholders of BWAQ and to pay certain of BWAQ’s expenses;

(ii)	Administrative Services Agreement, dated as of January 31, 2022 by and between BWAQ and Blue World Holdings Limited, a Hong Kong private company limited by shares and the sponsor of BWAQ (the “Sponsor”), pursuant to which BWAQ paid the Sponsor a monthly fee of $10,000 for general and administrative services; and

(iii)	Sponsor Support Agreement, dated as of August 10, 2023, by and among BWAQ, the Sponsor and PubCo, pursuant to which the Sponsor agreed to provide certain support for the consummation of the Business Combination.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Report is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Report is incorporated by reference herein.

In connection with the consummation of the Business Combination, BWAQ notified Nasdaq that the Business Combination had become effective and requested that Nasdaq delist the BWAQ’s units, Class A ordinary shares, warrants and rights. Nasdaq filed a notification of removal from listing and registration on Form 25 on July 1, 2024, thereby commencing the process of delisting the BWAQ’s units, Class A ordinary shares, warrants and rights from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BWAQ intends to file a certification on Form 15 with the SEC to deregister the BWAQ securities and suspend BWAQ’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Report is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Report is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of BWAQ occurred. Following the consummation of the Business Combination, BWAQ has ceased to exist and Merge Sub as the surviving entity became a wholly-owned subsidiary of PubCo.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Report is incorporated by reference herein.

In connection with consummation of the Business Combination, BWAQ has ceased to exist from and after the Merger Effective Time, at which time its directors and officers ceased to serve in such capacities.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Report is incorporated by reference herein to the extent required.

Item 8.01. Other Events

On July 1, 2024, BWAQ and PubCo issued a joint press release announcing the completion of the Business Combination. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Warrant Assumption Agreement, dated July 1, 2024, by and among Blue World Acquisition Corporation, TOYO Co., Ltd and Continental Stock Transfer & Trust Company.
99.1	Press Release, dated July 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOone Limited
(as successor by merger to Blue World Acquisition Corporation)

	By:	/s/ RYU Junsei
	Name:	RYU Junsei
	Title:	Director

Date: July 8, 2024

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